SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 22, 2001


                          IRWIN FINANCIAL CORPORATION
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                   (Exact name of registrant as specified in its charter)


             INDIANA                   0-6835               35-1286807
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(State of other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation)                                              Identification No.)


500 Washington Street, Columbus, Indiana                       47201
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(Address of principal executive officers)                   (Zip Code)


  Registrant's telephone number, including area code:       (812) 376-1909
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 4      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            (a)   Previous Independent Accountants:

            (i) During its review of Irwin Financial Corporation's (the "Registrant's") financial statements for the first quarter of 2001, Deloitte & Touche, LLP ("Deloitte") advised the Registrant that Deloitte did not agree with the Registrant's accounting treatment under SFAS 125 for a portion of its securitization program that contained a recourse provision. The Registrant had historically delayed revenue recognition until the recourse provision had expired and its legal counsel rendered an opinion that such securitization would be treated as a sale by the Registrant's special purpose subsidiary. The Registrant submitted this accounting issue for review to the Staff of the Securities and Exchange Commission on May 31, 2001. After discussion with Staff of the SEC, Registrant determined and communicated to Deloitte on June 20, 2001 that it was appropriate to account for the Registrant's securitization programs consistent with the Registrant's historic financial statements. Deloitte was offered the opportunity to accept the Registrant's position as to the treatment of its financial statements or to resign. On June 22, 2001, Deloitte resigned as the Registrant's independent accountants.

            (ii) Deloitte has not, since its appointment by the Registrant on May 8, 2001, reported on any financial statements or reports filed on behalf of the Registrant;

            (iii) The Registrant's Audit Committee recommended, and its Board of Directors approved, effective as of June 26, 2001, the decision to change independent accountants;

            (iv) Since Deloitte's engagement on May 8, 2001, the Registrant has had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused it to make reference thereto in its reports on the financial statements for such period, except Deloitte did not agree with (A) the Registrants' position to delay recognizing a sale under SFAS 125 on a portion of its securitization programs until the recourse provision related to such portion of the securitization program had expired and the Registrant had received a legal opinion that the securitization would be treated as a sale by the Registrant's special purpose subsidiary (see item (a)(i) above for a more complete discussion); and (B) the Registrant's preliminary position to treat the stock plan for certain officers of the Registrant's home equity line of business as a "fixed" plan for purposes of expense recognition rather than as a "variable" plan. On June 20, 2001, the Registrant confirmed to Deloitte that the Registrant would account for the interest as a "variable" plan, consistent with Deloitte's advice. There has been no matter that was the subject of a reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

            (b) New Independent Accountants


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            (i) The Registrant has engaged PricewaterhouseCoopers, LLP ("PwC")
       as its new independent accountants as of June 26, 2001. Prior to such date, the Registrant had engaged PwC as its independent accountants from 1987 through May 2, 2001.

ITEM 5.     OTHER EVENTS

            The Registrant has announced, in a press release dated June 29, 2001, a copy of which is attached as Exhibit 99.1 to this Form 8-K, that the Nasdaq Stock Market's Listing Qualifications Panel (the "Panel") has determined to continue the listing of the Registrant's securities on the Nasdaq National Market provided that, on or before July 31, 2001, the Registrant files its Quarterly Report on Form 10-Q for the period ended March 31, 2001 (the "Form 10-Q") and fully complies with all other Nasdaq requirements for continued listing. The fifth character "E" will be removed from the Registrant's trading symbol when the Panel has confirmed compliance with all listing requirements.

            The Registrant expects to file the Form 10-Q on or before July 13, 2001, and has determined that no restatement of previous financial statements is necessary.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
(c)   Exhibits

EXHIBIT NUMBER    DESCRIPTION
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          16      Letter from Deloitte and Touche, LLP dated June 29, 2001.

          99.1    Press Release of the Registrant dated June 29, 2001.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IRWIN FINANCIAL CORPORATION


June 29, 2001
                                       By: /s/ Gregory F. Ehlinger
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                                               Gregory F. Ehlinger

                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

          16            Letter from Deloitte and Touche, LLP dated June 29,
                        2001.

         99.1           Press Release of the Registrant dated June 29, 2001.